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                                                                Exhibit 10(c)

                             STOCK PLEDGE AGREEMENT

         This Stock Pledge Agreement is made and entered into as of the 31st day of October, 1995, by and between FIRST COMMERCIAL BANCORP, INC., a Delaware corporation ("Pledgor"), and FIRST BANKS, INC., a Missouri corporation (the "Lender" or "Pledgee").

                                    RECITALS

         A. Pledgor owns 1,242,000 shares of the issued and outstanding common stock of First Commercial Bank, a California- chartered bank (the "Bank"), more particularly described in Exhibit A attached hereto and made a part hereof (the "Shares").

         B. Pledgor, Pledgee, the Bank and Mr. James F. Dierberg, an individual, have executed that certain Amended and Restated Stock Purchase Agreement, dated as of August 7, 1995 (the "Amended Agreement") and that certain Additional Investment Agreement, of even date herewith, (the "Investment Agreement"), and, pursuant to the Amended Agreement and the Investment Agreement (as the Amended Agreement and Investment Agreement may be amended, renewed, extended or modified from time to time, collectively the "Agreements"), Pledgor has executed an Investment Debenture, of even date herewith (the "Investment Debenture"), and Pledgee is holder of such Investment Debenture. Pledgor and Pledgee contemplate that Pledgor may issue, from time to time, one or more additional debentures to Pledgee (together with the Investment Debenture, such other debentures shall collectively be referred to herein as the "Debentures").

         C. Pledgor and Pledgee desire to secure the payment and performance of all of Pledgor's Obligations (as defined herein), by a collateral pledge to Pledgee of the Shares. Capitalized terms used but not defined herein have the meanings given them in the Agreements or the Debentures.

     In consideration of the foregoing, the agreements below and other sufficient consideration, the receipt of which is hereby acknowledged, Pledgor and Pledgee agree as follows:

1.       PLEDGE AND GRANT OF SECURITY INTEREST.

         1.1. To secure the due and punctual payment and performance of all of the Obligations of Pledgor, Pledgor hereby grants to Pledgee a security interest under Articles 8 and 9 of the Uniform Commercial Code, as currently effective in the State of Missouri, and any other applicable law pertaining to security interests in personal property, in all of the Shares. The Shares are represented by certificates which are herewith delivered, together with a stock power attached to each such stock certificate executed in blank by Pledgor, to Pledgee.

         1.2. In addition, Pledgor hereby grants to Pledgee a security interest in the following (which shall be deemed included in the term "Shares"): (i) all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such Shares, (ii) any and all distributions made in respect to the Shares, whether in cash or in kind, by way of dividends or stock splits, or pursuant to a merger or consolidation or otherwise, or any substitute security issued upon conversion, reorganization or otherwise, (iii) any and all other property hereafter delivered to Pledgor or Pledgee in substitution for or in addition to any of the foregoing (including without limitation all securities issued pursuant to any shareholder agreement, stock purchase agreement, stock purchase rights or other agreement with respect to stock of companies

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represented by the Shares to which Pledgor may now or hereafter be a party), all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, and (iv) any and all proceeds of any of the foregoing. If any of the foregoing shall be received by Pledgor, Pledgor shall immediately deliver the same to Pledgee or its designated nominee, accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by Pledgor in accordance with Pledgee's instructions, to be held subject to the terms of this Agreement. Notwithstanding the foregoing and provided that no default has occurred or is continuing, Pledgor shall be entitled to collect and use for its proper corporate purposes all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of the Bank) paid on the Shares so long as the declaration and payment of such dividends does not violate the provisions of the Agreements; provided, however, that until actually paid, all rights to such dividends shall remain subject to the security interest created by this Agreement. All dividends (other than cash dividends governed by the immediately preceding sentence) and all other distributions in respect of any of the Shares or any of the other collateral, whenever paid or made, shall be delivered to Lender and held by it subject to the security interest created by this Agreement.

2.       REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants that:

         2.1. Pledgor owns the Shares, free of all liens or other encumbrances other than any assessment due with respect to the Shares pursuant to section 662 of the California Financial Code.

         2.2. There are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of the Bank, other than equity securities of the Bank held by Pledgee or Mr. Dierberg and the Investment Debenture.

         2.3. The delivery of the Shares to Pledgee pursuant to this Agreement and the filing of the financing statements (if any), which have been, or contemporaneously with the execution of this Agreement shall be, delivered to Pledgee, in the offices shown thereon, create a valid and fully perfected first priority security interest in the Shares, securing the satisfaction of the Company's obligations under the Debentures and the Agreements.

         2.4. Pledgor has all requisite corporate power and authority to (i) pledge, assign, grant a security interest in, transfer and deliver the Shares to Pledgee in the manner hereby done or contemplated and (ii) execute, deliver and perform all of its obligations under this Agreement;

         2.5. This Agreement has been duly authorized, executed and, delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

3. DILUTION OF STOCK. Except as may be required or permitted pursuant to the terms and conditions of the Agreements, Pledgor agrees that it will cause the Bank not to issue any stock or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Shares.


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4.       ADDITIONAL LIENS.  Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Shares or
(ii) create any lien or other encumbrance or permit any lien or other encumbrance to exist upon or with respect to any of the Shares, except for the lien under this Stock Pledge Agreement, any lien resulting from future debentures entered into with Pledgee and any assessment due with respect to the Shares pursuant to section 662 of the California Financial Code.

5. RELEASE OF SHARES. Pledgee shall return the certificates representing the Shares to Pledgor, with the stock powers executed by Pledgor attached, and such Shares shall be deemed released from any lien or other encumbrance hereunder if: (i) the full amount of the Obligations of Pledgor pursuant to the terms of the Debentures have been paid to Pledgee in compliance with the terms of the Debentures and the Agreements or (ii) Pledgee has converted into Pledgor's common stock, par value $0.01 per share, or Bank common stock, no par value (as the case may be), the full amount of the principal of and accrued but unpaid interest on the Debentures, as permitted under the terms and conditions of the Debentures and the Agreements.

6. DEFAULT. As used herein, the term "default" means and includes any violation by Pledgor of any of the terms or conditions of this Stock Pledge Agreement or an event or condition that constitutes an Event of Default under the Debentures.

7. REMEDIES. Subject to any prior regulatory approvals required under federal or state law, upon the occurrence and during the continuance of any default, Pledgee may at any time exercise the rights and pursue the remedies provided under Articles 8 and 9 of the Uniform Commercial Code as currently effective in, or as hereafter amended by, the State of Missouri, and any other applicable law pertaining to security interests in personal property, including but not limited to selling the Shares, in whole or partial lots, at any public sale or, at private sale without advertisement if in Pledgee's reasonable judgement such partial or total lot sale, or private sale, would result in a greater sale price than a public sale. The parties agree that in the event Pledgee elects to proceed with respect to the Shares, whenever applicable provisions of the Uniform Commercial Code or other applicable law require that notice be reasonable, ten (10) days' notice shall be deemed reasonable.
Pledgee shall not be obligated to make any sale of the Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgee may bid and become a purchaser at any such sale, if public, and upon any such sale Pledgee may collect, receive, and hold and apply, as provided herein, the proceeds thereof to the payment of the Obligations, and assign and deliver the Shares and the certificate therefor to the purchaser at any such sale. The proceeds from any such sale shall be applied first to the payment of costs, expenses and reasonable attorney's fees incurred by Pledgee in connection with the sale, secondly, to the Obligations, and any remainder shall be delivered to Pledgor.

8. RIGHT TO VOTE SHARES. Until the Debentures are fully paid, Pledgee shall have the sole right to vote the Shares with regard to any proposed amendment to the Articles of Incorporation of the Bank which would result in a change in the preferences, qualifications, limitations, restrictions, or the special or relative rights in respect of the Shares. Otherwise, Pledgor shall have, subject to the covenants contained in the Debentures and the Agreements, the sole right to vote the Shares unless there is a default hereunder.



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9.       PRESERVATION AND PERFECTION OF LIENS.  Pledgor shall promptly, upon the reasonable request of Pledgee and at Pledgor's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter, if applicable, register, file or record in an appropriate governmental office, any document or instrument supplemental to or confirmatory of this Stock Pledge Agreement, and give such further assurances as may otherwise be necessary or desirable for the creation, preservation and/or perfection of the liens created by this Stock Pledge Agreement.

10. CERTAIN COVENANTS. All covenants contained in the Agreements and the Debentures and referred to herein are incorporated by reference as if fully set forth herein and shall be deemed to be set forth, in their entirety, herein.

11. CUSTODY AND PRESERVATION OF PLEDGED SECURITIES. Neither the failure of Pledgee to preserve or protect the value of the Shares nor any rights with respect to any of the Shares against other parties shall be deemed a failure to exercise reasonable care in the custody or preservation of such Shares.
Pledgee shall act reasonably with respect to the Shares, however, Pledgee shall not be deemed to have failed to exercise reasonable care in the custody and preservation of any Shares if it fails to sell or convert such Shares in a falling market. Failure to sell or convert such Shares while Pledgee is diligently considering a request by Pledgor that Pledgee waive a default or forbear from collection after a default or restructure any of the Obligations, or while negotiating any such restructuring in good faith, shall not be deemed negligence or gross negligence under any circumstances. Pledgee shall have the absolute right, exercisable in its sole and absolute discretion, to sell the Shares, in whole or partial lots, and convert them to cash at any time following default.

12. WAIVERS AND MODIFICATIONS. No waiver by the Pledgee hereunder shall be effective unless it is in a writing signed by an authorized officer of the Pledgee. No such waiver shall operate as a waiver of any other matter or of a similar matter at a future time. This Stock Pledge Agreement may not be changed except by a writing executed by Pledgor and an authorized officer of the Pledgee.

13.      WAIVERS BY THE PLEDGOR.

         13.1 The Pledgor further waives presentment and demand for payment of any of the Obligations secured hereby, protest and notice of dishonor or default with respect to any of such Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Stock Pledge Agreement.

         13.2 The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Stock Pledge Agreement or any other document executed in connection therewith; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Stock Pledge Agreement or therein granted and delegated to the Pledgee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.



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14.      COUNTERPARTS.  This Stock Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same instrument.

15. SEVERABILITY. Any provision of this Stock Pledge Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

16. NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be given in the manner required for notices under the Agreements or the Debentures.

17. FAILURE OR DELAY. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on Pledgor in any case entitles Pledgor to any other or further notice or demand in similar or other circumstances.

18. GOVERNING LAW. This Stock Pledge Agreement shall be governed and construed under the laws of the State of Missouri without regard to conflict or choice of laws rules.

19. DEFINITION OF OBLIGATION. As used herein, the term "Obligation" shall mean all indebtedness (whether principal, interest, fees or otherwise), obligations and liabilities of Pledgor to Pledgee under the Debentures, including but not limited to all debt obligations under one or more of a series of debentures or promissory notes, which may be executed by Pledgor and made payable to Pledgee from time to time pursuant to the Agreements (including without limitation all extensions, renewals, modifications, amendments, rearrangements, restructures, replacements and refinancings thereof, whether or not the same involve modifications to interest rates or other payment terms of such indebtedness, obligations and liabilities), whether now existing or hereafter created, including but not limited to the obligation of Pledgor to repay future advances by Pledgee, whether or not made pursuant to commitment and whether or not presently contemplated by Pledgor and Pledgee and (to the extent permitted by law) all costs of collection thereof, including but not limited to reasonable attorney's fees and actual attorney's expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code pertaining thereto.



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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                       FIRST COMMERCIAL BANCORP, INC.



                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________



                                       FIRST BANKS, INC.



                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________



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                                   EXHIBIT A

                                 SHARES PLEDGED

1.   __________________________________________________________________________

2.   __________________________________________________________________________



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